                                                                    EXHIBIT 12.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the report of Claxson Interactive Group Inc. (the "Company") on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Antonio Ituarte, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: July 14, 2003

                                                       /s/ Jose Antonio Ituarte
                                                       -------------------------
                                                       Jose Antonio Ituarte
                                                       Chief Financial Officer